EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard M. Bailey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Occam Networks, Inc. on Form 10-K for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

By:	/s/ Howard M. Bailey
Name:	Howard M. Bailey
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Occam Networks, Inc. and will be retained by Occam Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.